Exhibit 99.1

Shineco Entered Into Framework Agreement Relating to Acquisition of Antiviral Fabric Producer Chongqing Wintus Group

BEIJING, January 17, 2023 (GLOBE NEWSWIRE) – Shineco, Inc. (“Shineco” or the “Company”; NASDAQ: SISI), a producer and distributor of Chinese herbal medicines, organic agricultural products and other biotech products, announced today that on January 13, 2023, the Company entered into a non-binding framework agreement (the “LOI”) with certain shareholders of Dream Partner Limited (“Dream Ltd.”) to acquire 80% equity interests of Dream Ltd., which indirectly owns 100% equity interests of Chongqing Wintus Group (“Wintus”), which is a private company based in China that produces specialized antiviral silk fabric materials that can be widely used in the medical, hygiene, pharmaceutical and personal health fields.

According to the LOI, the total purchase price of the acquisition is estimated to be approximately $40 million which is expected to consist of cash and the Company’s common stock. The LOI represents terms for a proposed transaction and will be subject to legal and financial due diligence, which includes a third-party audit and evaluation, Shineco’s shareholder’s approval and definitive documentation.

Ms. Jennifer Zhan, CEO of Shineco, commented, “We are excited about the prospect of the potential transaction with Wintus, which we believe is an excellent fit for our current business and complements our R&D achievements in the medical and healthcare fields. In addition to its antibacterial and antiviral fabrics, Wintus’s innovations in the field of medical materials align with our R&D focus. Further, we believe that the potential synergies with our prior acquisition of Changzhou Biowin Pharmaceutical Co., Ltd. is compelling as it will further advance the exploration of animal fiber biodegradable medical devices as well as open up new fields of discovery.”

CEO Jennifer Zhan continued, “We believe that the potential acquisitions will accelerate the formation of a vertically integrated R&D, production and sales platform across an array of medical and healthcare products that will enable us to achieve critical mass and an enlarged footprint and greater commercial development opportunities.”

Ms. Lisa Wang, Chairperson of Wintus, commented, “In recent years, we have increased our investment in R&D which led to our developing antibacterial and antiviral fabrics that we believe could play an important role in preventing and inhibiting the growth and spread of Covid-19. The LOI with Shineco, which has strong R&D capabilities and international distribution channels, could help bring our technological advances to market faster and jointly we believe could achieve a qualitative leap in the fields of textile manufacturing, medical care and personal health.”

About Chongqing Wintus Group

Chongqing Wintus Group (“Wintus”) produces a leading antibacterial and antiviral fabrics which can be widely used in the medical, hygiene, and pharmaceutical fields as well as for personal health protection. Wintus also uses silk animal fibers as raw materials for cardiac stents, controllable degradable bone nails, the preservation of biological specimens, facial masks, environmental protection appliances and other life science fields. Wintus believes that its antibacterial and antiviral fabrics could play an important role in preventing and inhibiting the growth and spread of Covid-19, which could be an area of substantial growth. Wintus was established in 1997 and has been focusing on the silk industry for more than 20 years.

About Shineco, Inc.

Shineco, Inc. (“Shineco” or the “Company”) utilizes modern engineering technologies and biotechnology systems to develop and produce Chinese herbal medicines, organic agricultural produce and specialized textiles, among other products. The Company also plans to develop innovative drugs and medical devices as well as diagnostic devices and a treatment platform for cancer patients. Shineco was incorporated in Delaware in August 1997 and is headquartered in Beijing, China. For more information, please visit www.biosisi.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “could”, “intend”, “expect”, “plan”, “budget”, “forecast”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “continue”, “evaluating” or similar words. Forward-looking statements should not be relied upon because they are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Examples of forward-looking statements include, among others, statements we make regarding the use of Wintus’s antibacterial and antiviral fabrics, the results and potential synergies or benefits of the combination of Shineco and Wintus’s businesses and their future growth potential; the proposed terms and conditions of any binding definitive agreement with Wintus and the receipt of any necessary approvals and satisfaction of all closing conditions for the completion of the transaction, amongst others. You are cautioned not to rely on any forward-looking statements. Actual results may differ materially from historical results or those indicated by the forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with the Company’s ability to raise additional funding, its ability to maintain and grow its business, variability of operating results, its ability to maintain and enhance its brand, its development and introduction of new products and services, the ability to obtain all necessary regulatory approvals in the jurisdictions where it intends to market and sell its products the successful integration of acquired companies, technologies and assets into its portfolio of products and services, marketing and other business development initiatives, competition in the industry, general government regulations, economic conditions, the impact of the COVID-19 pandemic, dependence on key personnel, the ability to attract, hire and retain personnel who possess the technical skills and experience necessary to meet the requirements of its clients, and its ability to protect its intellectual property. Shineco encourages you to review other factors that may affect its future results in its filings with the Securities and Exchange Commission. The forward-looking statements in this press release are based only on information currently available to us and speak only as of the date of this press release, and Shineco assumes no obligation to update any forward-looking statements except as required by the applicable rules and regulations.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

The Company intends to file a preliminary proxy statement with the SEC in connection with the transaction described in the press release if, and after the parties enter into a definitive agreement, and will thereafter mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the transaction, and it is not intended to provide the basis for any investment decision or any other decision in respect to the transaction. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the transaction, as these materials will contain important information about the Company and the transaction. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the transaction. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: Xiqiao Liu, Executive Director, RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China or by telephone on (+86) 10- 67084339.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s most recent Annual Report on Form 10-K filed with the SEC and in the Company’s other SEC filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company intends to file with the SEC.

For more information, please contact:

David Rudnick
Precept Investor Relations LLC

+1 646-694-8538
david.rudnick@preceptir.com